Execution Version

FIRST AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT

This First Amendment to Registration Rights Agreement (this “Amendment”) dated as of August 7, 2023 (the “Effective Date”) is entered into by and between 3i, LP, a Delaware limited partnership (the “Investor”) and SeaStar Medical Holding Corporation, a Delaware corporation (the “Company”).

RECITALS

A. The Company and the Investor have entered into that certain Securities Purchase Agreement, dated as of March 15, 2023, as amended by that First Amendment to Securities Purchase Agreement, dated as of August 7, 2023 (as so amended, the “Purchase Agreement”), pursuant to which the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Investor (i) the Notes (as defined in the Purchase Agreement) which will be convertible into Conversion Shares (as defined in the Purchase Agreement) in accordance with the terms of the Notes and (ii) the Warrants (as defined in the Purchase Agreement) which will be exercisable to purchase Warrant Shares (as defined in the Purchase Agreement) in accordance with the terms of the Warrants.

B. To induce the Investor to consummate the transactions contemplated by the Purchase Agreement, the Company and the Investor entered into a Registration Rights Agreement, dated as of March 15, 2023 (the “Original Agreement”), to provide the Investor with certain registration rights with respect to the Registrable Securities as set forth therein.

B. The Company and the Investor desire to amend the Original Agreement pursuant to and in accordance with the terms set forth herein.

C. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the covenants and agreements herein contained, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.
Definitions.
(a)
Section 1.1 of the Original Agreement is hereby amended by adding the following definitions, in the appropriate alphabetical order:

“Demand Registration” shall have the meaning ascribed to such term in Section 2(a).

“Demand Registration Statement” shall have the meaning ascribed to such term in Section 2(a).

“First Amendment” means the First Amendment to this Agreement dated August 7, 2023 between the Company and the Investor.

(b)
The below-listed definition set forth in Section 1.1 of the Original Agreement is hereby amended and restated in its entirety as follows:

1

“(k) “Effectiveness Deadline” means with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, including under Section 2(a), the earlier of the (i) thirtieth (30th) calendar day following the date on which the Company was required to file such additional Registration Statement (or if such day is not a Business Day, the next following Business Day) and (B) third (3rd) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be reviewed or will not be subject to further review.”

2.
Registration. Sections 2(a) of the Original Agreement is hereby deleted in its entirety and replaced by the following:

“(a) Demand Registration. Subject to the provisions hereof, the Investor may at any time, but no earlier than the ninety-first (91st) calendar day after the effective date of the First Amendment, request registration for resale under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). The Company shall use commercially reasonable best efforts (i) to file a Registration Statement registering for resale such number of Registrable Securities as requested to be so registered pursuant to this Section 2a (a “Demand Registration Statement”) within fifteen (15) calendar days after the Investor’s request therefor, and (ii) to cause such Demand Registration Statement to be declared effective by the Commission within thirty (30) calendar days after the filing thereof. Such Registration Statement shall contain (except if otherwise directed by the Investor) the “Selling Stockholder” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing. The Demand Registration Statement shall allow the offer and sale of the Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act, unless the Company is not eligible to use a form which allows such offer and sale in which case the Demand Registration Statement shall allow such offer and resale for so long a period as permitted by applicable federal or state securities laws and the rules thereunder. The Investor shall not be entitled to request a Demand Registration if there is effective a Demand Registration Statement that permits the offer and sale of the Investor’s Registrable Securities on a continuous basis under Rule 415.

3.
Miscellaneous.
(a)
Waivers and Amendments. Any provision of this Amendment may be amended, waived or modified only upon the written consent of the Company and the Investor.
(b)
Entire Agreement. This Amendment together with the Original Agreement constitutes the entire agreement of the Company and the Investor with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Company and Investor with respect to the subject matter hereof. Except as amended by this Amendment, the Original Agreement shall continue in full force and effect.
(c)
Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

Remainder of page intentionally left blank; signature page follows.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

SEASTAR MEDICAL HOLDING CORPORATION,

a Delaware corporation

By: /s/Eric Schlorff

Name: Eric Schlorff

Title: Chief Executive Officer

Signature Page to First Amendment to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTOR:

3i, LP,

a Delaware limited partnership

By: /s/Maier J. Tarlow

Name: Maier J. Tarlow

Title: Manager on Behalf of the GP

Signature Page to First Amendment to Registration Rights Agreement